UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Capital Appreciation Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The year 2008 was a very challenging year that all market participants would like to forget. The S&P 500’s 37% decline was the third-worst calendar year downturn since 1900, and most global equity markets actually fell more than did the U.S. market. Rapidly rising credit spreads and deleveraging-induced forced selling helped contribute to sizable losses in the high-yield, convertible, and leveraged loan markets. What started off as a moderate, housing-driven U.S. economic deceleration in the second half of 2007 spread to Europe by the second quarter of 2008 and to emerging market economies by the third quarter. However, global economic activity decelerated significantly around the time Lehman Brothers filed for bankruptcy in mid-September. Based on our discussions with companies across various industries, orders, sales, investment, and confidence fell sharply immediately after the Lehman bankruptcy and worsened throughout the fourth quarter. Despite significant and unprecedented government intervention in the economy and the financial system, these actions were unable to stem the tide of this economic malaise through the end of the year.

HIGHLIGHTS

• The year 2008 was very challenging. The S&P 500 returned -37%—one of the U.S. market’s worst annual returns in the last century—and most global equity markets fared even worse.

• Your fund outperformed its Lipper peer group index over the year ended December 31, 2008, and significantly outperformed the S&P 500. Nevertheless, absolute returns were disappointing; there was simply nowhere to hide.

• While our stocks significantly outperformed the broader market in 2008 due to our risk-aware strategy, high-quality bias, and strong stock selection, fund performance was hurt by our investments within the convertible and leveraged loan markets.

• We continue to position your fund for a market rebound while being very mindful of the potential for further losses if the environment continues to get worse.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Against this very difficult backdrop, the Capital Appreciation Fund generated reasonable relative returns but disappointing absolute returns. Your fund returned -24.59% in the second half of 2008 and -27.17% for the entire year. As shown in the Performance Comparison table on page 1, the fund outperformed the S&P 500 by about 400 basis points and 1,000 basis points for the respective periods. (One hundred basis points equal one percentage point.) In addition, the fund outperformed its Lipper and Morningstar benchmarks for the full year. However, I would like to emphasize that we do not manage the fund to these benchmarks. The Capital Appreciation Fund, as our longer-term investors know, is unlike most of its benchmark peers; it has a unique mission that does not fit neatly into benchmarks.

Like you, we are disappointed by the magnitude of our losses in 2008. While our stocks significantly outperformed the broader market in 2008 due to our risk-aware strategy, high-quality bias, and strong stock selection, the magnitude and breadth of the market’s decline was too much to overcome. Unlike other downturns, in which one or two sectors disproportionately impacted the market’s overall decline, there was simply nowhere to hide in 2008. Even relatively safe havens such as the utilities, telecommunication services, and health care sectors of the S&P 500 declined between 22% and 30% last year.

Your fund’s performance was also hurt by our investments within the convertible and leveraged loan markets. As we described in our semiannual report, leveraged loans are secured, floating-rate instruments that are the most senior debt instruments within most firms’ capital structures. Even in the unlikely case of a bankruptcy, the recovery value on these loans historically has been very high. In previous downturns, these asset classes declined significantly less than did the overall market. Unfortunately, history did not repeat itself in 2008, as the convertible market declined 36% and the leveraged loan market declined 27%. Part of this decline was a function of the economic contraction that drove credit spreads higher, but part of it was a function of forced selling. While your fund does not employ leverage to generate returns, many of the market participants within the convertible and leveraged loan market did use leverage in an attempt to maximize returns. When the underlying value of the convertibles or leveraged loans declined and credit availability dried up, these market participants were forced to sell these assets regardless of price. This supply/demand imbalance put significant pressure on both of these markets, especially in the second half of the year. Your fund used this opportunity to add to high-quality leveraged loans that, in many cases, were trading well below our view of recovery value even in the remote case of bankruptcy. We believe some of the second-half performance headwinds stemming from our investments in convertibles and leveraged loans could turn into performance tailwinds in the years ahead, as this forced selling pressure continues to abate.

We continued to use broad-based market weakness to position the portfolio for potentially strong returns in the years ahead. In addition to adding to beaten up convertibles and leveraged loans, we continued to find attractive high-quality equities in which to invest. In the second half of the year, we added to or initiated positions in companies such as Texas Instruments, Analog Devices, Honeywell International, Wells Fargo, Rockwell Collins, PPL, and Tyco Electronics. These companies all have investment-grade balance sheets that should be able to weather the current economic storm, even if it worsens from here. All of these companies have attractive dividend yields that provide strong current income. All of these companies saw their stock prices drop significantly over the course of 2008 due to short-term earnings pressures, and all have, in our view, material upside to their share prices once the economic challenges pass. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

The consumer staples sector was the only one that contributed to your fund’s absolute performance in the second half of 2008 due to our large investments in Anheuser-Busch and General Mills. Anheuser-Busch was acquired by Belgian-based brewer InBev for $70 per share in November, while General Mills benefited from market share gains, strong management execution, and the modest countercyclicality of its core cereal business. Despite very strong relative performance within consumer staples, we were not overweight in this sector in the second half of the year, which hurt our relative performance.

After many years of outperformance, the S&P 500’s energy sector declined by almost 40% in the second half of 2008. Our large investment in ExxonMobil declined rather modestly, and Sunoco actually rose in the second half of the year. In addition, a number of our other large energy holdings held up better than the broad energy sector. Our patience in ExxonMobil was rewarded in the last six months as the market began to reevaluate the attractiveness of the company’s fortress balance sheet and disciplined capital deployment strategy. Sunoco benefited from falling oil prices, the announcement of a new CEO, and strong results in many of their nonrefining businesses. Our strong stock selection within energy and our underweight in this sector were the biggest contributors to the fund’s six-month relative performance.

Somewhat surprisingly, the consumer discretionary sector held up better than the broad market did in the second half. This sector is your fund’s largest overweight relative to the S&P 500, and this aided relative performance. Strong gains from large holdings such as H&R Block, home improvement retailer Lowe’s, and new holdings such as Choice Hotels International helped performance. In the case of H&R Block, new management, an improved balance sheet, and a rather noncyclical core business (tax preparation) drove strong returns. These gains were offset by large declines in some of our smaller holdings such as WABCO Holdings and TRW, which were hurt by unprecedented weakness in global automotive and truck sales and orders.

Our underweight in health care detracted from our relative performance in the second half. Large holdings such as Wyeth, Allergan, and Covidien outperformed the market but underperformed the health care sector. The strength of the U.S. dollar versus other currencies caused Covidien’s earnings guidance for fiscal year 2009 to decline modestly, despite strong local currency sales growth and gross margin expansion. In the case of Allergan, roughly one-third of its earnings come from more discretionary consumer health care products, such as cosmetic Botox. Weakness in these more discretionary sales drove earnings estimates lower and provided us with an opportunity to add to our position in this high-quality, well-managed specialty pharmaceutical company.

PORTFOLIO STRATEGY AND OUTLOOK

I wish I could tell you when the economy and the stock market will improve. Unfortunately, I simply don’t know. What I do know is that waiting for the all-clear signal from the economy is a losing proposition. Stock markets tend to bottom in the middle of a recession and historically have generated substantial returns (averaging more than 30%) over the course of the next 12 months. In order to generate strong returns, one must invest wisely ahead of improving fundamentals, not coincidently with them. I also know that the U.S. and global economies will not always be in a recession. Over the last century, the U.S. has only been in a recession about 12% of the time. In other words, “This, too, shall pass.” Moreover, continuing government assistance for the financial system and strong fiscal and monetary stimulus around the world should improve global economic growth, but with a lag.

So how are we positioning your fund right now? Within stocks, we are initiating or increasing positions in companies with strong balance sheets, attractive dividend yields, and good underlying business models at attractive valuations. We are searching for companies that will likely benefit from the near-term economic challenges on a long-term basis, as their weaker competitors disappear, close stores, or reduce supply. Companies with strong balance sheets may be able to make opportunistic acquisitions at distressed prices. In addition, we are slowly, but surely, adding to our energy, materials, technology, and financials exposure, as these sectors have been particularly hard hit in the second half of 2008. We continue to add to secured, floating-rate leveraged loans trading well below anticipated recovery value and convertible securities trading at a sizable discount to their intrinsic value. We also have started to add selectively to battered high-yield bonds of companies with strong underlying hard assets that are paying double-digit yields. In summary, we continue to position your fund for a market rebound while being very mindful of the potential for further losses if the environment continues to get worse.

IN CLOSING

Your fund manager continues to have 100% of his 401(k) assets in this fund as well as owning the fund in a taxable account. I do this not because I have to, but because I want to, as I strongly believe in this fund, its risk-aware strategy, and its ability to invest across the capital structure for the most attractive risk/reward opportunities. Over the long term, this fund has generated solid risk-adjusted returns, and once the economic clouds lift, I am confident in our ability to deliver not only strong relative returns as we have in 2008, but strong absolute returns as well.

I would like to thank the members of the Investment Advisory Committee responsible for the oversight of your fund for their valuable input, suggestions, and dialogue, particularly over the last six months. This team, which comprises portfolio managers, quantitative experts, fixed-income analysts, and equity analysts with many decades of combined investment experience, is supported by a strong global equity and fixed-income platform of more than 150 analysts.

Thank you for the confidence you have placed in us and in T. Rowe Price, particularly during this extraordinary and challenging period.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

January 22, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 19.90	$ 20.62	$ 20.06	$ 19.49	$ 17.50
Investment activities					
Net investment income	0.42[1]	0.51	0.48	0.33	0.29
Net realized and unrealized gain (loss)	(5.85)	0.42	2.44	1.01	2.38
Total from investment activities	(5.43)	0.93	2.92	1.34	2.67
Distributions					
Net investment income	(0.39)	(0.53)	(0.50)	(0.30)	(0.29)
Net realized gain	(0.13)	(1.12)	(1.86)	(0.47)	(0.39)
Total distributions	(0.52)	(1.65)	(2.36)	(0.77)	(0.68)
NET ASSET VALUE					
End of period	**$ 13.95**	**$ 19.90**	**$ 20.62**	**$ 20.06**	**$ 19.49**

Ratios/Supplemental Data

Total return[2]	(27.17)%[1]	4.56%	14.54%	6.85%	15.29%
Ratio of total expenses to average net assets	0.72%[1]	0.71%	0.73%	0.76%	0.78%
Ratio of net investment income to average net assets	2.30%[1]	2.37%	2.30%	1.66%	1.84%[3]
Portfolio turnover rate	94.3%	52.6%	53.7%	12.1%	17.6%
Net assets, end of period (in millions)	$ 6,877	$ 10,325	$ 9,312	$ 7,384	$ 4,962

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived of 0.01% of average net assets for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/04 Through 12/31/05‡
NET ASSET VALUE				
Beginning of period	$ 19.82	$ 20.54	$ 20.02	$ 19.49
Investment activities				
Net investment income	0.37(1)	0.46	0.43	0.26
Net realized and unrealized gain (loss)	(5.82)	0.41	2.41	1.03
Total from investment activities	(5.45)	0.87	2.84	1.29
Distributions				
Net investment income	(0.35)	(0.47)	(0.46)	(0.29)
Net realized gain	(0.13)	(1.12)	(1.86)	(0.47)
Total distributions	(0.48)	(1.59)	(2.32)	(0.76)
NET ASSET VALUE				
End of period	**$ 13.89**	**$ 19.82**	**$ 20.54**	**$ 20.02**

Ratios/Supplemental Data

Total return(2)	**(27.39)%** (1)	**4.29%**	**14.17%**	**6.60%**
Ratio of total expenses to average net assets	0.98%(1)	0.99%	1.01%	1.09%
Ratio of net investment income to average net assets	2.09%(1)	2.10%	2.02%	1.42%
Portfolio turnover rate	94.3%	52.6%	53.7%	12.1%
Net assets, end of period (in thousands)	$ 130,452	$ 175,499	$ 50,733	$ 20,088

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived of 0.01% of average net assets for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 66.2%		
CONSUMER DISCRETIONARY 13.6%		
Auto Components 0.8%		
Toyota Industries (JPY)	372,300	7,977
TRW Automotive (1)(2)	5,735,890	20,649
WABCO Holdings	1,764,600	27,863
		56,489
Automobiles 0.7%		
Honda (JPY)	1,534,900	33,288
Toyota Motor (JPY)	563,000	18,429
		51,717
Diversified Consumer Services 1.1%		
H&R Block	3,423,042	77,771
		77,771
Hotels, Restaurants & Leisure 1.9%		
Choice Hotels International	797,686	23,979
Marriott, Class A	5,572,462	108,384
		132,363
Household Durables 1.7%		
Fortune Brands (3)	2,646,111	109,231
Newell Rubbermaid	610,200	5,968
		115,199
Media 4.6%		
Cablevision, Class A	5,382,000	90,633
Discovery Communications, Series A (2)	352,747	4,995
Discovery Communications, Series C (2)	272,123	3,644
DISH Network (2)	608,800	6,752
Time Warner	19,919,324	200,388
Time Warner Cable, Series A (2)	796,743	17,090
		323,502

INFORMATION TECHNOLOGY 9.6%		
Communications Equipment 0.3%		
Cisco Systems (2)	1,335,500	21,768
		21,768
Computers & Peripherals 0.7%		
Dell (2)(3)	4,759,081	48,733
		48,733
Electronic Equipment, Instruments & Components 2.5%		
Tyco Electronics	11,081,040	179,624
		179,624
IT Services 1.4%		
Western Union	6,710,600	96,230
		96,230
Semiconductor & Semiconductor Equipment 4.0%		
Altera	2,104,068	35,159
Analog Devices	4,726,083	89,890
Texas Instruments	6,268,485	97,287
Xilinx (3)	3,249,600	57,908
		280,244
Software 0.7%		
Microsoft	2,478,600	48,184
		48,184
Total Information Technology		674,783
MATERIALS 0.3%		
Paper & Forest Products 0.3%		
International Paper	1,714,730	20,234
Total Materials		20,234

TELECOMMUNICATION SERVICES 0.2%		
Wireless Telecommunication Services 0.2%		
Crown Castle International	435,651	16,010
Total Telecommunication Services		16,010
UTILITIES 0.4%		
Independent Power Producers & Energy Traders 0.4%		
NRG Energy	22,800	26,790
Total Utilities		26,790
Total Convertible Preferred Stocks (Cost $465,853)		298,247
CONVERTIBLE BONDS 9.3%		
Actuant, 2.00%, 11/15/23	2,000,000	2,127
Allergan, 1.50%, 4/1/26	13,047,000	13,171
Allied Waste Industries, 4.25%, 4/15/34	1,049,000	944
Cameron International, 2.50%, 6/15/26	321,000	319
General Growth Properties, 3.98%, 4/15/27 (5)	30,418,000	3,194
Group 1 Automotive, VR, 2.25%, 6/15/36	61,049,000	25,760
Henry Schein, 3.00%, 8/15/34	57,493,000	57,206
Host Hotels & Resorts, 2.625%, 4/15/27 (5)	42,723,000	26,805
JDS Uniphase, 1.00%, 5/15/26	38,665,000	21,475
Kilroy Realty, 3.25%, 4/15/12 (5)	4,052,000	2,680
Liberty Media, VR, 3.125%, 3/30/23	31,916,000	23,162
Lifepoint Hospitals, 3.25%, 8/15/25	34,053,000	24,449
Linear Technology, 3.00%, 5/1/27	91,983,000	70,030
Lucent Technologies, VR, 2.875%, 6/15/25	37,770,000	18,145
Medtronic, 1.50%, 4/15/11	33,193,000	31,001
Millipore, 3.75%, 6/1/26	62,124,000	54,510

Newmont Mining, 1.25%, 7/15/14	25,501,000	28,008
Newmont Mining, 1.625%, 7/15/17	21,648,000	23,406
Newport, 2.50%, 2/15/12	28,293,000	17,581
Oil States International, 2.375%, 7/1/25	52,697,000	41,005
Peabody Energy, 4.75%, 12/15/66	66,970,000	41,234
Schlumberger, 2.125%, 6/1/23	13,200,000	16,679
United Auto Group, 3.50%, 4/1/26	41,252,000	23,142
USF&G, Zero Coupon, 3/3/09	15,349,000	15,120
Valeant Pharmaceuticals, 4.00%, 11/15/13	32,185,000	28,202
Xilinx, 3.125%, 3/15/37	61,130,000	41,889
Total Convertible Bonds (Cost $853,842)		651,244

CORPORATE BONDS 4.4%

Allied Waste North America, 7.875%, 4/15/13	1,040,000	988
American Home Products, STEP, 6.95%, 3/15/11	6,735,000	7,132
American Tower, 7.125%, 10/15/12	9,833,000	9,489
American Tower, 7.50%, 5/1/12	3,860,000	3,725
Cablevision Systems, VR, 8.334%, 4/1/09	12,060,000	11,939
Cilcorp, 8.70%, 10/15/09	7,485,000	7,915
CSC Holdings, 7.625%, 4/1/11	26,810,000	25,738
Dynegy Holdings, 7.50%, 6/1/15	9,150,000	6,405
Echostar DBS, 6.625%, 10/1/14	4,900,000	4,092
Ford Motor Credit, VR, 9.203%, 4/15/09	16,779,000	15,772
Fortune Brands, 5.125%, 1/15/11	6,730,000	6,495
Freeport-McMoran Copper & Gold, 7.084%, 4/1/15	47,885,000	33,029
Heinz, STEP, 6.625%, 7/15/11	6,735,000	6,934
International Paper, 7.40%, 6/15/14	6,670,000	5,157
Marsh & McLennan, 7.125%, 6/15/09	14,466,000	14,461
NXP, VR, 7.503%, 10/15/13	7,850,000	2,669

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $283,961 and represents 4.1% of net assets.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $32,679 and represents 0.5% of net assets.

(6) Bank debt positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(7) SEC 30-day yield

(8) Seven-day yield

ADR American Depository Receipts

JPY Japanese Yen

NOK Norwegian Krone

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VR Variable Rate; rate shown is effective rate at period-end.

OPTIONS WRITTEN (0.2)%

3M Company, Call, 1/17/09 @ $90.00 (2)	(310,000)	(8)
Aon Corporation, Call, 1/17/09 @ $50.00 (2)	(1,118,400)	(84)
AT&T, Call, 1/17/09 @ $42.50 (2)	(657,800)	(3)
AT&T, Call, 1/17/09 @ $45.00 (2)	(657,800)	(3)
AT&T, Call, 1/16/10 @ $30.00 (2)	(605,400)	(2,058)
AT&T, Call, 1/16/10 @ $30.00 (2)	(87,700)	(298)
Baxter International, Call, 1/17/09 @ $70.00 (2)	(415,000)	(10)
Baxter International, Call, 2/14/09 @ $75.00 (2)	(360,300)	(9)
Cardinal Health, Call, 1/17/09 @ $60.00 (2)	(248,800)	(6)
Danaher, Call, 1/17/09 @ $90.00 (2)	(388,500)	(10)
Dell, Call, 1/17/09 @ $27.50 (2)	(961,000)	(5)
Exxon Mobil, Call, 1/16/10 @ $80.00 (2)	(479,900)	(5,939)
Exxon Mobil, Call, 1/16/10 @ $85.00 (2)	(447,800)	(4,534)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,458,549)	$ 7,026,405
Receivable for investment securities sold	44,964
Interest and dividends receivable	24,355
Receivable for shares sold	11,756
Other assets	8,289
Total assets	7,115,769
Liabilities	
Payable for investment securities purchased	56,554
Payable for shares redeemed	24,009
Written options (premiums $ 34,028)	15,193
Investment management fees payable	3,406
Due to affiliates	771
Other liabilities	8,615
Total liabilities	108,548
NET ASSETS	$ 7,007,221
Net Assets Consist of:	
Undistributed net investment income	$ 16,626
Accumulated undistributed net realized loss	(936,644)
Net unrealized loss	(1,413,343)
Paid-in capital applicable to 502,284,424 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,340,582
NET ASSETS	$ 7,007,221
NET ASSET VALUE PER SHARE	
Investor Class	
($6,876,768,654 / 492,892,247 shares outstanding)	$ 13.95
Advisor Class	
($130,451,859 / 9,392,177 shares outstanding)	$ 13.89

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 212,251	$ 249,437
Net realized gain (loss)	(940,270)	679,819
Change in net unrealized loss	(2,099,400)	(487,777)
Increase (decrease) in net assets from operations	(2,827,419)	441,479
Distributions to shareholders		
Net investment income		
Investor Class	(185,386)	(256,606)
Advisor Class	(3,201)	(4,169)
Net realized gain		
Investor Class	(64,679)	(542,249)
Advisor Class	(1,246)	(9,935)
Decrease in net assets from distributions	(254,512)	(812,959)
Capital share transactions*		
Shares sold		
Investor Class	1,817,494	2,549,646
Advisor Class	128,620	193,675
Distributions reinvested		
Investor Class	235,993	759,724
Advisor Class	4,404	13,892
Shares redeemed		
Investor Class	(2,473,464)	(1,938,109)
Advisor Class	(124,567)	(69,840)
Increase (decrease) in net assets from capital share transactions	(411,520)	1,508,988
Net Assets		
Increase (decrease) during period	(3,493,451)	1,137,508
Beginning of period	10,500,672	9,363,164
End of period	**$ 7,007,221**	**$ 10,500,672**
Undistributed net investment income	16,626	2,007

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gain and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $397,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Purchased options are reflected in the accompanying Portfolio of Investments at market value. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended December 31, 2008 were as follows:

TBA Purchase Commitments During the year ended December 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $8,622,062,000 and $7,729,955,000, respectively, for the year ended December 31, 2008. Purchases and sales of U.S. government securities aggregated $0 and $685,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $153,000 for Price Associates, $5,298,000 for T. Rowe Price Services, Inc., and $1,675,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2008 are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $4,575,000 from short-term capital gains,

• $65,925,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $152,183,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $132,599,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1986	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1988	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing
Director and President, Global Private Client Services, Marsh Inc.
(1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent trustee oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Capital Appreciation Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Appreciation Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Capital Appreciation Fund	T. Rowe Price Investment Services, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Christian M. O’Neill (1969)	Vice President, T. Rowe Price; formerly Equity
Vice President, Capital Appreciation Fund	Research Analyst, Morgan Stanley, and Trader
and Operations Scheduler, ExxonMobil
Corporation (to 2006)

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.; formerly Director of Investment
Banking, UBS Investment Bank (to 2004)

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.; formerly student, The Wharton
Business School, University of Pennsylvania
(to 2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003)

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price Trust Company

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price; formerly Vice
Vice President, Capital Appreciation Fund	President, Institutional Equity Trading, Merrill
Lynch (to 2003)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009